                                                                   EXHIBIT 99.4

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in millions except per share amounts) (unaudited)

                                                                    THREE MONTHS ENDED
                                                                      MARCH 31, 1996

                                                      PRE-TAX           AFTER-TAX            PER-SHARE
                                                       AMOUNT             AMOUNT               IMPACT
                                                       ------             ------               ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                        ($123)
   Litigation matters                                    (486)
   Impairment of assets                                   (15)
   Environmental remediation activities                    --
   Contract accounting adjustments                       (128)
   Other                                                  (30)
                                                        -----

        Total impact on operating profit                 (782)              ($510)
                                                        -----
Other income and expense:
   Gain on the sale of an investment                       --
   Pension settlement                                      --
   Loss on assets held for sale                          (152)
                                                        -----

        Total impact on other income & exp.              (152)                (99)
                                                        -----               -----

        Total impact on Continuing Operations           ($934)               (609)              ($1.39)
                                                        =====


DISCONTINUED OPERATIONS:
Net gain on disposal of businesses                                          1,018                 2.32


EXTRAORDINARY ITEM:
Loss on early extinguishment of debt                                          (63)               (0.14)
                                                                            -----                -----

NET AMOUNT OF SPECIAL ITEMS                                                  $346                $0.79
                                                                            =====                =====

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in millions except per share amounts) (unaudited)

                                                        THREE MONTHS ENDED                           SIX MONTHS ENDED
                                                          JUNE 30, 1996                               JUNE 30, 1996

                                                 PRE-TAX    AFTER-TAX    PER-SHARE           PRE-TAX    AFTER-TAX    PER-SHARE
                                                  AMOUNT      AMOUNT      IMPACT              AMOUNT      AMOUNT       IMPACT
                                                  ------      ------      ------              ------      ------       ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                      --                                       ($123)
   Litigation matters                                 --                                        (486)
   Impairment of assets                               --                                         (15)
   Environmental remediation activities            ($175)                                       (175)
   Contract accounting adjustments                    --                                        (128)
   Other                                              --                                         (30)
                                                   -----                                     -------

        Total impact on operating profit            (175)       ($114)                          (957)       ($624)
                                                   -----                                     -------

Other income and expense:
   Gain on the sale of an investment                  --                                          --
   Pension settlement                                 --                                          --
   Loss on assets held for sale                       --                                        (152)
                                                   -----                                     -------

        Total impact on other income & exp.           --           --                           (152)         (99)
                                                   -----        -----                        -------        -----

        Total impact on Continuing Operations      ($175)        (114)      ($0.26)          ($1,109)        (723)      ($1.64)
                                                   =====                                     =======

DISCONTINUED OPERATIONS:
Net gain on disposal of businesses                                 --           --                          1,018         2.32


EXTRAORDINARY ITEM:
Loss on early extinguishment of debt                               --           --                            (63)       (0.14)
                                                                -----       ------                          -----       ------

NET AMOUNT OF SPECIAL ITEMS                                     ($114)      ($0.26)                          $232        $0.54
                                                                =====       ======                          =====       ======

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in millions except per share amounts) (unaudited)

                                                        THREE MONTHS ENDED                          NINE MONTHS ENDED
                                                           SEPT 30, 1996                              SEPT 30, 1996

                                                 PRE-TAX    AFTER-TAX    PER-SHARE           PRE-TAX    AFTER-TAX    PER-SHARE
                                                  AMOUNT      AMOUNT       IMPACT             AMOUNT      AMOUNT       IMPACT
                                                  ------      ------       ------             ------      ------       ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                      --                                       ($123)
   Litigation matters                                 --                                        (486)
   Impairment of assets                               --                                         (15)
   Environmental remediation activities               --                                        (175)
   Contract accounting adjustments                    --                                        (128)
   Other                                              --                                         (30)
                                                    ----                                     -------

        Total impact on operating profit              --           --                           (957)       ($624)
                                                    ----                                     -------

Other income and expense:
   Gain on the sale of an investment                  --                                          --
   Pension settlement                                 --                                          --
   Loss on assets held for sale                       --                                        (152)
                                                    ----                                     -------

        Total impact on other income & exp.           --           --                           (152)         (99)
                                                    ----         ----                        -------        -----

        Total impact on Continuing Operations         --           --                        ($1,109)        (723)      ($1.64)
                                                    ====                                     =======


DISCONTINUED OPERATIONS:
Net gain on disposal of businesses                                 --           --                          1,018         2.30


EXTRAORDINARY ITEM:
Loss on early extinguishment of debt                              (30)      ($0.06)                           (93)       (0.21)
                                                                 ----       ------                          -----        -----

NET AMOUNT OF SPECIAL ITEMS                                      ($30)      ($0.06)                          $202        $0.45
                                                                 ====       ======                          =====        =====

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in millions except per share amounts) (unaudited)

                                                        THREE MONTHS ENDED                         TWELVE MONTHS ENDED
                                                           DEC 31, 1996                               DEC 31, 1996

                                                 PRE-TAX    AFTER-TAX    PER-SHARE           PRE-TAX    AFTER-TAX    PER-SHARE
                                                  AMOUNT      AMOUNT       IMPACT             AMOUNT      AMOUNT       IMPACT
                                                  ------      ------       ------             ------      ------       ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                   ($150)                                      ($273)
   Litigation matters                                 --                                        (486)
   Impairment of assets                               --                                         (15)
   Environmental remediation activities               --                                        (175)
   Contract accounting adjustments                    --                                        (128)
   Other                                              --                                         (30)
                                                   -----                                     -------

        Total impact on operating profit            (150)        ($91)                        (1,107)       ($715)
                                                   -----                                     -------

Other income and expense:
   Gain on the sale of an investment                  --                                          --
   Pension settlement                                 --                                          --
   Loss on assets held for sale                       --                                        (152)
                                                   -----                                     -------

        Total impact on other income & exp.           --           --                           (152)         (99)
                                                   -----         ----                        -------        -----

        Total impact on Continuing Operations      ($150)         (91)      ($0.20)          ($1,259)        (814)      ($1.84)
                                                   =====                                     =======

DISCONTINUED OPERATIONS:
Net gain on disposal of businesses                                 --                                       1,018         2.30

EXTRAORDINARY ITEM:
Loss on early extinguishment of debt                               --                                         (93)       (0.21)
                                                                 ----       ------                          -----        -----

NET AMOUNT OF SPECIAL ITEMS                                      ($91)      ($0.20)                          $111        $0.25
                                                                 ====       ======                          =====        =====

WESTINGHOUSE ELECTRIC CORPORATION
SPECIAL ITEMS INCLUDED IN RESULTS OF OPERATIONS
TWELVE MONTHS ENDED DECEMBER 31, 1996, 1995 AND 1994
(in millions except per share amounts) (unaudited)

                                                       TWELVE MONTHS ENDED                         TWELVE MONTHS ENDED
                                                           DEC 31, 1995                               DEC 31, 1994

                                                 PRE-TAX    AFTER-TAX    PER-SHARE           PRE-TAX    AFTER-TAX    PER-SHARE
                                                  AMOUNT      AMOUNT       IMPACT             AMOUNT      AMOUNT      IMPACT
                                                  ------      ------       ------             ------      ------      ------
CONTINUING OPERATIONS:
Operating Profit:
   Restructuring                                    ($83)                                       ($19)
   Litigation matters                               (236)                                         --
   Impairment of assets                               --                                          --
   Environmental remediation activities               --                                          --
   Contract accounting adjustments                    --                                          --
   Other                                              --                                          --
                                                   -----                                       -----

        Total impact on operating profit            (319)       ($198)                           (19)        ($12)
                                                   -----                                       -----
Other income and expense:
   Gain on the sale of an investment                 115                                          --
   Pension settlement                                 --                                        (308)
   Loss on assets held for sale                       --                                          --
                                                   -----                                       -----

        Total impact on other income & exp.          115           66                           (308)        (195)
                                                   -----        -----                          -----        -----

        Total impact on Continuing Operations      ($204)        (132)      ($0.32)            ($327)        (207)      ($0.54)
                                                   =====                                       =====

DISCONTINUED OPERATIONS:
Net loss on disposal of businesses                                (76)      ($0.19)                            --           --

EXTRAORDINARY ITEM:
Loss on early extinguishment of debt                               --           --                             --           --
                                                                -----       ------                          -----       ------

NET AMOUNT OF SPECIAL ITEMS                                     ($208)      ($0.51)                         ($207)      ($0.54)
                                                                =====       ======                          =====       ======